UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2015

SELECT BANCORP, INC.
(Exact name of registrant as specified in its charter)

North Carolina	000-50400	20-0218264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 W. Cumberland Street, Dunn, North Carolina	28334
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (910) 892-7080

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 12, 2015, Select Bancorp, Inc. (the “Registrant”), the holding company for Select Bank & Trust Company (the “Bank”), issued a press release announcing its plans to close the Bank’s Ramsey Street branch, one of the Bank’s two Fayetteville, North Carolina locations, in September 2015. The Bank plans to transfer all customer accounts to its other Fayetteville, North Carolina branch located at 2818 Raeford Road.

A copy of the press release regarding the closure of the Bank’s Ramsey Street branch is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated June 12, 2015, regarding the closure of Select Bank & Trust Company’s Ramsey Street branch in Fayetteville, NC

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements preceded by, followed by or that include the words “plans” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT BANCORP, INC.

By:	/s/ William L. Hedgepeth II
William L. Hedgepeth II
President and Chief Executive Officer

Dated: June 15, 2015

 EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated June 12, 2015, regarding the closure of Select Bank & Trust Company’s Ramsey Street branch in Fayetteville, NC